UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Semi-Annual Report

June 30, 2007

Morgan Stanley
India Investment Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley India Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2007, the Morgan Stanley India Investment Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 20.47%, net of fees and -2.40%, respectively, compared to 18.37% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the “Index”). On June 30, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $44.99, representing a 11.1% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  In a typical bull market, a major portion of overall returns are attributed to a rise in the price to earnings (P/E) multiple. However, a defining feature of the current bull market has been that earnings growth have largely driven overall gains, but with a relatively limited increase in the P/E ratio.

•                  Investor skepticism over the longevity of the bull run is a major reason for the limited rise in the P/E ratio. There’s a strong feeling that excessive liquidity in the system has distorted risk levels and artificially propelled “risky assets” such as emerging markets higher. Such arguments are now being firmly discredited. Interest rates have risen for several quarters and are close to their long- term averages, when adjusted for inflation, in most parts of the world. Yet, emerging markets have been unaffected by the rate hikes.

•                  The recent surge in the U.S. 10-year Treasury yield to above 5% was supposed to sound the death knell for risky assets but that didn’t cause too many ripples for emerging markets. Similarly, measures of risk in the U.S. have indeed gone up sharply over the past quarter. The widely followed VIX Index, which captures market expectations of future volatility, and therefore risk, has risen markedly from 9 to 16 since late February and yet emerging markets have headed further north.

•                  However, investor sentiment is known to swing from one extreme to another and it’s quite possible that the next big theme in the marketplace could be a transition to viewing emerging markets as a genuine productivity-driven growth story. In such an environment, we believe investors will be willing to pay much higher P/E multiples for the asset class and price them at a premium valuation to developed markets. That’s what happened in the first half of the 1990s before inherent institutional weaknesses – ranging from poor corporate governance to reform fatigue – drowned the bulls.

•                  In the long-run, similar fault lines could trip many developing countries as few nations have the where with all to make it to the higher stages of development. However, the more relevant point now is that far from being too ebullient about the outlook for emerging markets, most analysts have been stuck in viewing the asset class from the prism of the past and have underappreciated the structural changes.

•                  Our overweight positions in the industrials, consumer discretionary and telecommunication services sectors contributed to performance, whereas an underweight in the financials sector detracted from performance.

Management Strategies

•                  It is important to recall that in the previous major peak for emerging markets in September 1994, the asset class traded at a forward P/E ratio of 22 – significantly higher than the current value of 14. Similarly, India’s P/E ratio in 1994 was 25. The current fuss over India’s P/E multiple of 17 is then at best premature. Furthermore, the earnings estimates, which dictate the P/E ratio, have been ratcheted down significantly in the past few months. The consensus now expects earnings to rise by 15-17% over the coming year, compared to the 25% annualized pace of the past four years. Therefore, we think there is still scope for the market to move higher on the back of both more multiple expansion and upside surprises in earnings growth.

Morgan Stanley India Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies (cont’d)

•                  In terms of portfolio positioning, we continue to be overweight the industrials sector. Investment to gross domestic product ratio for India, which is currently at 32%, has been inching upwards. While we may not quite see the levels reached in China, we think that this ratio could move higher in the years to come. We continue to be positive on the wireless sector where increased network coverage and cheaper handsets will continue to target newer strata, lower in the socio-economic pyramid. Also among our top 10 stocks are a couple of names that are proxy plays on rising crude oil prices. These include a company in offshore drilling rigs and the other in the manufacture of equipment for alternative energy fuels.

Sincerely,

Ronald E. Robison

President and Director

July 2007

Morgan Stanley India Investment Fund, Inc.
Investment Advisory
Agreement Approval	June 30, 2007 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley India Investment Fund, Inc.
Investment Advisory
Agreement Approval (cont’d)	June 30, 2007 (unaudited)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (101.4%) (Unless Otherwise Noted)
Auto Components (1.2%)
Apollo Tyres Ltd.	1,875	$15
Balkrishna Industries Ltd.	520,670	7,800
Patheja Forgings & Auto Parts Manufacturers Ltd.	(a)(b)(c)450,000	@—
Rico Auto Industries Ltd.	3,861,551	4,544
		12,359
Automobiles (4.3%)
Hero Honda Motors Ltd.	1,185	20
Mahindra & Mahindra Ltd.	1,332,000	23,664
Maruti Udyog Ltd.	1,048,000	19,159
		42,843
Chemicals (1.3%)
Gujarat Fluorochemicals Ltd.	753,280	12,772
ICI (India) Ltd.	25,000	330
		13,102
Commercial Banks (13.6%)
HDFC Bank Ltd.	1,349,269	38,012
ICICI Bank Ltd.	(b)2,346,293	56,358
Punjab National Bank Ltd.	(b)1,186,158	18,874
UTI Bank Ltd.	1,610,300	23,954
		137,198
Construction & Engineering (1.0%)
Hindustan Construction Co., Ltd.	3,457,700	10,465
Construction Materials (2.0%)
Ambuja Cements Ltd.	3,718,500	11,374
Shree Cement Ltd.	280,370	8,811
		20,185
Electrical Equipment (16.9%)
ABB Ltd.	2,837,455	76,278
Bharat Heavy Electricals Ltd.	1,394,728	52,693
Emco Ltd. GDR	350,000	6,893
GVK Power & Infrastructure Ltd.	1,216,021	14,535
Jyoti Structures Ltd.	4,250,000	19,483
		169,882
Energy Equipment & Services (4.3%)
Aban Offshore Ltd.	586,235	43,322
Food Products (1.5%)
Nestle India Ltd.	522,500	14,889
Hotels, Restaurants & Leisure (0.8%)
Hotel Leela Venture Ltd.	5,924,965	7,656
Independent Power Producers & Energy Traders (2.4%)
NTPC Ltd.	6,318,800	23,720
Information Technology Services (14.4%)
HCL Technologies Ltd.	3,071,090	$25,950
Infosys Technologies Ltd.	1,423,200	67,447
Infosys Technologies Ltd. ADR	352,000	17,734
SSI Ltd.	(a)1,476,000	5,842
Tata Consultancy Services Ltd.	357,000	10,080
Wipro Ltd.	1,435,682	18,286
		145,339
Machinery (4.0%)
Ashok Leyland Ltd.	13,336,100	12,401
Praj Industries Ltd.	2,407,000	28,150
		40,551
Media (4.8%)
Deccan Chronicle Holdings Ltd.	(b)5,414,230	32,093
New Delhi Television Ltd.	833,250	8,554
Television Eighteen India Ltd.	(b)336,010	7,996
		48,643
Metals & Mining (1.2%)
Steel Authority of India Ltd.	3,645,000	11,722
Multiline Retail (2.7%)
Pantaloon Retail India Ltd.	1,811,099	26,748
Oil, Gas & Consumable Fuels (2.1%)
Reliance Industries Ltd.	500,000	20,889
Personal Products (1.4%)
Marico Ltd.	10,506,200	14,299
Pharmaceuticals (4.7%)
Aventis Pharma Ltd.	294,000	10,448
Biocon Ltd.	127,000	1,374
Cipla Ltd.	2,404,275	12,295
Glenmark Pharmaceuticals Ltd.	1,442,372	23,284
		47,401
Road & Rail (1.3%)
Container Corp. of India Ltd.	235,251	13,493
Software (1.8%)
Geodesic Information Systems Ltd.	2,481,429	17,935
Textiles, Apparel & Luxury Goods (1.4%)
Himatsingka Seide Ltd.	2,284,322	6,543
SRF Ltd.	1,832,000	7,714
		14,257
Tobacco (1.5%)
ITC Ltd.	3,956,700	15,037

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Wireless Telecommunication Services (10.8%)
Bharti Airtel Ltd.	(a)(b)3,682,000	$75,995
Reliance Communication Ltd.	(a)2,553,000	32,454
		108,449
TOTAL COMMON STOCKS (Cost $548,414)		1,020,384
SHORT-TERM INVESTMENTS (7.3%)
Investment Company (6.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(d)68,829,726	68,830

	Face
	Amount
	(000)
Sovereign (0.5%)
Indian Government Treasury Bill, Zero Coupon, 8/24/07	INR	200,000	4,863
TOTAL SHORT-TERM INVESTMENTS (Cost $73,702)	268,830		73,693
TOTAL INVESTMENTS (108.7%) (Cost $622,116)			1,094,077
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.7%)			(87,508)
NET ASSETS (100%)			$1,006,569

(a)	Non-income producing.
(b)	Security was valued at fair value — At June 30, 2007, the Fund held $191,316,000 of fair valued securities, representing 19.0% of net assets.
(c)	Security has been deemed illiquid at June 30, 2007.
(d)	See Note H to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
USD	14	$14	7/3/07	INR	562	$14	$ @—
USD	29	29	7/3/07	INR	1,191	29	@—
		$43				$43	$ @—

INR  — Indian Rupee

USD — United States Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

June 30, 2007
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $553,286)	$1,025,247
Investment in Security of Affiliated Issuer, at Value (Cost $68,830)	68,830
Foreign Currency, at Value (Cost $2,830)	2,878
Receivable for Investments Sold	7,168
Dividend Receivable	1,217
Tax Reclaim Receivable	252
Interest Receivable	213
Receivable from Affiliate	8
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—
Other Assets	35
Total Assets	1,105,848
Liabilities:
Payable For:
Dividends Declared	97,595
Investment Advisory Fees	955
Custodian Fees	225
Investments Purchased	165
Directors’ Fees and Expenses	120
Administration Fees	19
Other Liabilities	200
Total Liabilities	99,279
Net Assets
Applicable to 19,900,320, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$1,006,569
Net Asset Value Per Share	$50.58
Net Assets Consist of:
Common Stock	$199
Paid-in Capital	430,752
Undistributed (Distributions in Excess of) Net Investment Income	720
Accumulated Net Realized Gain (Loss)	103,255
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	471,643
Net Assets	$1,006,569

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
June 30, 2007
(unaudited)
(000)
Investment Income
Dividends from Securities of Unaffiliated Issuers	$5,982
Interest from Securities of Unaffiliated Issuers	607
Interest from Security of Affiliated Issuer	520
Total Investment Income	7,109
Expenses
Investment Advisory Fees (Note B)	5,318
Custodian Fees (Note D)	635
Administration Fees (Note C)	398
Professional Fees	87
Directors’ Fees and Expenses (Note E)	48
Stockholder Reporting Expenses	36
Stockholder Servicing Agent Fees	10
Other Expenses	48
Total Expenses	6,580
Waiver of Administration Fees (Note C)	(257)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(14)
Expense Offset (Note D)	(1)
Net Expenses	6,308
Net Investment Income (Loss)	801
Net Realized Gain (Loss) on:
Investments	104,097
Foreign Currency Transactions	49
Net Realized Gain (Loss)	104,146
Change in Unrealized Appreciation (Depreciation) on:
Investments	78,043
Foreign Currency Translations	29
Change in Unrealized Appreciation (Depreciation)	78,072
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	182,218
Net Increase (Decrease) in Net Assets Resulting from Operations	$183,019

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$801	$(1,110)
Net Realized Gain (Loss)	104,146	202,597
Change in Unrealized Appreciation (Depreciation)	78,072	82,013
Net Increase (Decrease) in Net Assets Resulting from Operations	183,019	283,500
Distributions from and/or in Excess of:
Net Realized Gain	(97,595)	(105,431)
Capital Share Transactions:
Reinvestment of Distributions (104,859 and 72,491 shares, respectively)	4,942	2,890
Repurchase of Shares (100,445 shares in 2007)	(4,695)	—
Additional Expenses Incurred from the 2005 Rights Offering	(28)	(83)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	219	2,807
Total Increase (Decrease)	85,643	180,876
Net Assets:
Beginning of Period	920,926	740,050
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $720 and $(81), respectively)	$1,006,569	$920,926

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended		Year Ended December 31,
	June 30, 2007
	(unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$46.29		$37.33	$29.09	$22.95	$11.98	$10.53
Net Investment Income (Loss)†	0.04		(0.06)	0.06	0.11	0.16	0.03
Net Realized and Unrealized Gain (Loss) on Investments	9.13		14.32	12.18	6.12	11.01	1.39
Total from Investment Operations	9.17		14.26	12.24	6.23	11.17	1.42
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.28)	(0.09)	(0.20)	(0.01)
Net Realized Gain	(4.90)		(5.30)	(3.60)	—	—	—
Total Distributions	(4.90)		(5.30)	(3.88)	(0.09)	(0.20)	(0.01)
Dilutive Effect of Shares issued through Rights Offering and Offering Costs	—		—	(0.12)	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.02		—	—	—	0.00 #	0.04
Net Asset Value, End of Period	$50.58		$46.29	$37.33	$29.09	$22.95	$11.98
Per Share Market Value, End of Period	$44.99		$50.82	$37.35	$30.96	$26.55	$9.94
TOTAL INVESTMENT RETURN:
Market Value	(2.40	)%**	51.73%	32.57%	17.03%	169.33%	15.07%
Net Asset Value (1)	20.47	%**	38.28%	41.02%	27.21%	93.15%	13.94%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$1,006,569		$920,926	$740,050	$465,448	$366,984	$192,309
Ratio of Expenses to Average Net Assets(2)	1.30	%*	1.35%	1.38%	1.40%	1.56%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.17	%*	(0.13)%	0.17%	0.57%	1.10%	0.28%
Portfolio Turnover Rate	23	%**	34%	32%	52%	36%	23%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.36	%*	1.40%	1.43%	1.41%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11	%*	(0.18)%	0.12%	0.56%	N/A	N/A

(1)    Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†       Per share amounts are based on average shares outstanding.

#       Amount is less than $0.005 per share.

*       Annualized

**    Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Indian Issuers.

A.    Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:    Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.              Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end.

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.              Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures:    The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Purchased & Written Options:    The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Fund may purchase call and put options on its securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Structured Notes:    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Fund to tailor its investments to the specific risks and returns the Adivser wishes to accept while avoiding or reducing certain other risks.

Over-the-Counter Trading:    Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.              Restricted Securities:    The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

6.              New Accounting Pronouncements:    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115”(“SFAS 159”),

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

7.              Other:    Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.    Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.

C.    Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2007, $257,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D.    Custodian Fees:    JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Directors’ Fees and Expenses:    The Fund pays each of its Mauritian Independent Directors an annual fee of $7,500 and all other Independent Directors an annual fee of $5,000. Additionally, each Mauritian Independent Director is paid a fee of $750 for each Board Meeting attended.

F.     Federal Income Taxes:    It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Effective October 1, 2004 there is no capital gains tax in India for long-term investments and the rate of capital gains tax for short-term investments is 10.455% for transactions conducted through a recognized stock exchange (the capital gains rates were 10.455% for long-term investments and 31.365% for short-term investments for the financial year April 1, 2004 to March 31, 2005). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2007 (unaudited)

and India (“Treaty”). To obtain benefits under the Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes. A fund which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% (under Article 10 of the India-Mauritius tax treaty) withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from Indian companies was exempt from Indian income tax. The Fund currently is subject to and accrues Indian withholding tax on interest earned on Indian securities at 20.91%. The Treaty benefits accorded to foreign investors were challenged by a non-governmental organization and the matter was litigated before India’s Supreme Court (the highest court in India). In October 2003, India’s Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund). The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of June 30, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 were as follows:

2006 Distributions		2005 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$3,436	$101,995	$11,859	$64,241

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution reclasses, certain equity securities designated as issued by passive foreign investment companies and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2006:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$6,481	$(6,481)	$—

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$1,981	$95,600

At June 30, 2007 the U.S. Federal income tax cost basis of investments was $622,116,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $471,961,000 of which $487,809,000 related to appreciated securities and $15,848,000 related to depreciated securities.

G.    Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.    Security Transactions and Transactions with Affiliates:    The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administration fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund. For the six months ended June 30, 2007, advisory fees paid were reduced by $14,000 relating to the Fund’s investment in the Liquidity Fund. Income distributions earned by the Fund are recorded as

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

interest from affiliates in the Statement of Operations and totaled $520,000. During the six months ended June 30, 2007, cost of purchases and sales in the Liquidity Fund were $158,812,000 and $89,982,000, respectively.

During the six months ended June 30, 2007, the Fund made purchases and sales totaling $216,934,000 and $266,199,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2007, the Fund incurred $586 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker\dealer.

I.      Other:    Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund’s ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the six months ended June 30, 2007, the Fund repurchased 100,445 of its shares at an average discount of 12.32% from net asset value per share. Since the inception of the program, the Fund has repurchased 8,551,126 of its shares at an average discount of 29.29% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On November 17, 2005, the Fund commenced a rights offering and issued to stockholders as of November 17, 2005 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of  5,335,000 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,333,750 shares, for an aggregate total of  6,668,750 shares. The offer expired on December 12, 2005. The Fund sold 3,818,422 shares at the subscription price per share of $39.80 (representing the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $151,973,196 and the Fund incurred costs of $350,000 in 2005. In 2007 and 2006, the Fund incurred additional costs of $28,000 and $83,000, respectively, from the 2005 rights offering.

On June 19, 2007 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of  $4.9042 per share, derived from capital gains payable on July 13, 2007 to stockholders of record on June 29, 2007.

J.     Supplemental Proxy Information:    On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Class I
Fergus Reid	12,186,572	60,677
Ronald E. Robison	12,188,088	59,161
Class III
M.J. Marcel Vivian Descroizilles	12,191,047	56,202
Joseph J. Kearns	12,188,722	58,527

K.    Subsequent Event:    On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A. P.O. Box 43010, Providence, Rhode Island 02940-3010, 1 (800) 231-2608.

Morgan Stanley India Investment Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

Morgan Stanley India Investment Fund, Inc.

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•          We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•          We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•          We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•          We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•          If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley India Investment Fund, Inc.

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley India Investment Fund, Inc.

Directors	Officers

Gaetan Bouic	Amy R. Doberman
Vice President
M.J. Marcel Vivian
Descroizilles	Stefanie V. Chang Yu
Vice President
Joseph J. Kearns
James W. Garrett
Ravindranath Santosh	Treasurer and Chief
Kumar Hazareesing	Financial Officer

Fergus Reid	Carsten Otto
Chief Compliance Officer
Ronald E. Robison
President and Director	Thomas A. Perugini
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley
CEIIFSAN IU07-02967I-Y06/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley India Investment Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
January	—	—	—	Unlimited
February	—	—	—	Unlimited
March	—	—	—	Unlimited
April	—	—	—	Unlimited
May	94,645	$46.69	94,645	Unlimited
June	5,800	$47.15	5,800	Unlimited

1

*  The Share Repurchase Program commenced on 8/10/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley India Investment Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 9, 2007